                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-3 of our report dated March 26, 1998, on our audits of the financial statements of Eltrax Systems, Inc. We also consent to the reference to our firm under the captions "Experts."


/s/ Coopers & Lybrand L.L.P.
---------------------------------------
COOPERS & LYBRAND L.L.P.
Detroit Michigan
April 16, 1998